                                                                    EXHIBIT 99.1



   TRICORD SYSTEMS REPORTS FOURTH QUARTER AND YEAR END 2001 FINANCIAL RESULTS

MINNEAPOLIS, MN - (JANUARY 28, 2002) - Tricord Systems, Inc. (Nasdaq: TRCD) today announced financial results for the fourth quarter and year ended December 31, 2001. Revenues for the fourth quarter totaled $66,000. Net loss applicable to common shares for the fourth quarter 2001, which includes non-cash charges related to the accounting for Series E Convertible Preferred Stock, was $5.7 million, or $0.23 per common share, compared to a net loss of $4.9 million, or $0.20 per common share, for the fourth quarter of 2000 and $8.0 million, or $0.33 per common share, for the third quarter 2001. Net loss, which excludes the non-cash charges related to the accounting for Series E Preferred Stock, for the fourth quarter 2001 was $4.8 million, or $0.20 per share, compared to a net loss of $4.9 million, or $0.20 per share, for the fourth quarter of 2000 and $7.2 million, or $0.29 per share, for the third quarter of 2001. The non-cash charges related to the Series E Preferred stock for the quarter ended December 31, 2001 include a beneficial conversion charge of $554,000 and $297,000 representing the accrual of the 4.75% annual premium on the Series E Preferred Stock. Charges for both of these items will continue to be incurred while the Series E Preferred Stock is outstanding.

Gross margin was negative in the fourth quarter due to charges of $369,000 in cost of sales and service related to inventory write-downs and reserves, as well as product discounts given to certain customers and insufficient revenues to absorb the fixed components of cost of sales and service. Total operating expenses for fourth quarter 2001 were $4.4 million, including restructuring and other charges totaling $371,000 related to previously-announced workforce reductions and associated expense reductions.

Net cash used by the Company during the fourth quarter 2001 was $4.4 million, compared to $5.4 million in third quarter 2001. Cash on hand as of December 31, 2001 was $17.4 million.

"We did not meet expectations for revenue growth in the fourth quarter and are clearly disappointed with the results achieved," said Keith Thorndyke, President and Chief Executive Officer of Tricord Systems. "Our selling efforts have demonstrated that we need additional features in our NAS product in order to compete more effectively on a broad basis within the NAS space. In response to this, we have taken a number of corrective actions, including implementing more targeted development efforts, restructuring our sales organization and further reducing our operating expense levels outside of engineering. We also have introduced the Lunar Flare Application Appliance platform and have been refocusing our sales and marketing efforts on those market segments where the core items of value of our technology - seamless growth without downtime, high availability and ease-of-use - combined with the existing feature set of our current products provide the highest likelihood of success. Market segments we are focusing on include digital imaging and security, as well as virtual workplace applications."

"Delivering additional features is a top priority," continued Thorndyke. "During the fourth quarter, we delivered a number of features in Release 2.0 of Illumina in late November, but it is important that we deliver additional key features, such as NFS support, in order to expand our base of potential customers and provide the platform to ramp revenues in 2002."

"We believe that our unique clustering technology and its core capabilities hold a significant amount of value," concluded Thorndyke. "As we begin 2002, our primary goal is to create shareholder value by unlocking the value of our technology in the marketplace. We plan to accomplish this goal by focusing our sales efforts on those market segments and customer opportunities where our value is strongest, delivering additional important features and continuing to enhance our product offerings, continuing our efforts to develop Illumina software partnerships, and continuing to actively manage our operating expense levels."

FULL-YEAR 2001 RESULTS

Revenues for the year ended December 31, 2001 totaled $270,000. Net loss applicable to common shares for the year 2001, which includes non-cash charges related to the accounting for Series E Convertible Preferred Stock, was $26.4 million, or $1.08 per common share, compared to a net loss of $13.6 million, or $0.59 per common share, for the year 2000. Net loss, which excludes the non-cash charges related to the accounting for Series E Preferred Stock, for the year 2001 was $23.6 million, or $0.97 per share, compared to a net loss of $13.6 million, or $0.59 per share, for the year 2000. The non-cash charges related to the Series E Preferred stock for the year ended December 31, 2001 include a beneficial conversion charge of $1.7 million and $1.0 million representing the accrual of the 4.75% annual premium on the Series E Preferred Stock.

Gross margin was negative for the year ended December 31, 2001 due to charges of $444,000 in cost of sales and service related to inventory write-downs and reserves, as well as product discounts given to certain customers and insufficient revenues to absorb the fixed components of cost of sales and service. Total operating expenses for year 2001 were $23.8 million, including restructuring and other charges totaling $1.8 million related to workforce reductions and associated expense reductions.


CONFERENCE CALL

Tricord will host a conference call on Monday, January 28, 2002, at 5:00 p.m., EST (4:00 p.m., CST) to discuss fourth quarter financial results. A live broadcast of the conference call may be heard by dialing 800-240-4186 or by linking to a webcast via the Company's web site at www.tricord.com. A replay of the call will be made available starting at 6:30 p.m., EST (5:30 p.m., CST) on January 28, 2002 through 12:59 p.m., EST (11:59 p.m., CST) on February 4, 2002 and can be accessed by dialing 800-405-2236, reservation number 438189. A replay of the conference call will also be made available at www.tricord.com.


ABOUT TRICORD SYSTEMS

Tricord Systems, Inc. designs, develops and markets clustered server appliances and software for content-hungry applications. The core of Tricord's revolutionary new technology is its patented Illumina(TM) software that aggregates multiple appliances into a cluster, managed as a single resource. Radically easy to deploy, manage and grow, Tricord's products allow users to add capacity to a cluster with minimal administration. Appliances are literally plug-and-play, offering seamless growth and continuous access to content with no downtime. The technology is ideally suited for applications including general file serving, server-based computing, imaging and security. Tricord is based in Minneapolis, MN with offices in Colorado, California and Georgia. For more information, visit www.tricord.com.

"Safe-Harbor" Statement Under Private Securities Act of 1995: The statements contained herein that are not historical facts contain forward-looking information with respect to plans, projections or future performance of the Company, including the Company's expectations regarding market acceptance of its products, revenues and operating expenses. There is no guarantee or assurance that these plans, projections or future performance of the Company as indicated will be achieved, and actual results could differ materially. Factors, certain risks and uncertainties that could impact the Company's future results include, without limitation, the ability of the Company to develop and release commercially its server appliance products in a timely manner, delays in the market acceptance of the Company's products due to market conditions, software errors or other factors, the ability to generate revenues at a level that meets expectations, the ability to successfully establish and maintain a competitive position in the server appliance market, the ability to respond to changes in technology and industry standards, the ability to enter into partner relationships or otherwise develop distribution capabilities, the ability to protect and enforce its intellectual property rights, the ability to hire and retain required personnel, the ability to raise additional capital if required, and other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking information.

                                      # # #


FOR MORE INFORMATION, PLEASE CONTACT:

Steven Opdahl / Investor Relations, 763-551-6402

                              TRICORD SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                        Three Months Ended              Twelve Months Ended
                                                                            December 31,                   December 31,
                                                                   ----------------------------   -----------------------------
(In thousands, except per share data)                                  2001            2000            2001            2000
                                                                   -------------  -------------   -------------   -------------
                                                                    (unaudited)    (unaudited)     (unaudited)
Revenue                                                            $         66             --             270               --

Cost of sales and service (1)                                               604             --           1,078               --

                                                                   ------------  -------------   -------------   --------------
Gross  Margin                                                              (538)            --            (808)              --
                                                                   ------------  -------------   -------------   --------------

 Operating expenses:
      Research and development (2) (3)                                    1,967          2,713          10,758            7,386
      Sales and marketing (2) (3)                                         1,419          1,702           8,843            4,206
      General and administrative (2) (3)                                    716            874           3,251            3,109
      Restructuring (2)                                                     283             --             972               --
                                                                   ------------  -------------   -------------   --------------
                                                                          4,385          5,289          23,824           14,701
                                                                   ------------  -------------   -------------   --------------

 Operating loss                                                          (4,923)        (5,289)        (24,632)         (14,701)
                                                                   ------------  -------------   -------------   --------------

 Other income (expense):
 Interest, net                                                              112            327             986              971
 Other, net                                                                  (1)            (2)             --                4
                                                                   ------------  -------------   -------------   --------------
                                                                            111            325             986              975
                                                                   ------------  -------------   -------------   --------------

 Loss from continuing operations                                         (4,812)        (4,964)        (23,646)         (13,726)
                                                                   ------------  -------------   -------------   --------------

 Gain on disposal of discontinued operations                                 --             46              --              146
                                                                   ------------  -------------   -------------   --------------

 Net loss                                                                (4,812)        (4,918)        (23,646)         (13,580)
                                                                   ------------  -------------   -------------   --------------

 Beneficial conversion charge, Series E Preferred Stock                    (554)            --          (1,739)              --
 Premium on Series E Preferred Stock                                       (297)            --            (990)              --
                                                                   ------------  -------------   -------------   --------------

 Net loss applicable to common shares                              $     (5,663)        (4,918)        (26,375)         (13,580)
                                                                   ============  =============   =============   ==============

 Net loss per common share from continuing operations -
     basic and diluted                                             $      (0.23)         (0.20)          (1.08)           (0.60)
                                                                   ============  =============   =============   ==============

 Income per common share from discontinued operations -
     basic and diluted                                             $         --             --              --             0.01
                                                                   ============  =============   =============   ==============

 Net loss per common share - basic and diluted (4)                 $      (0.23)         (0.20)          (1.08)           (0.59)
                                                                   ============  =============   =============   ==============

 Weighted average common shares outstanding -
     basic and diluted                                                   24,621         24,250          24,430           23,070
                                                                   ============  =============   =============   ==============

(1) The three and twelve month periods ended December 31, 2001 include charges of $369 and $444, respectively, related to inventory write-downs and reserves.

(2) The three and twelve month periods ended December 31, 2001 include restructuring charges of $283 and $972, respectively, related to workforce reductions. In addition, the company recorded the following other charges related primarily to accelerated amortization associated with changes in computer software applications:

      Research and development                                              --             --              34               --
      Sales and marketing                                                   44             --             569               --
      General and administrative                                            44             --             252               --
                                                                  ------------  -------------   -------------   --------------
                                                                  $         88             --             855               --
                                                                  ============  =============   =============   ==============

(3) Includes non-cash, stock-based compensation expense as follows:

      Research and development                                    $        114             75             425            1,044
      Sales and marketing                                                   12             12              48              180
      General and administrative                                            56             48             109              886
                                                                  ------------  -------------   -------------   --------------
                                                                  $        182            135             582            2,110
                                                                  ============  =============   =============   ==============
     Net loss per share                                           $      (0.01)         (0.01)          (0.02)           (0.09)
                                                                  ============  =============   =============   ==============

(4)  Pro forma net loss per common share before beneficial
     conversion charge and premium on Series E Preferred Stock    $      (0.20)         (0.20)          (0.97)           (0.59)
                                                                  ============  =============   =============   ==============

                              TRICORD SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                     ASSETS

                                                       December 31,                  December 31,
(In thousands)                                             2001                          2000
                                                      --------------                -------------
                                                       (unaudited)
Current assets:
     Cash and cash equivalents                        $       17,357                       16,825
     Accounts receivable - net                                    82                           --
     Inventories                                                 321                           --
     Other current assets                                        312                          194
                                                      --------------                -------------
        Total current assets                                  18,072                       17,019

Equipment and improvements, net                                2,180                        3,114

Other assets                                                     194                           --
                                                      --------------                -------------

     Total Assets                                     $       20,446                       20,133
                                                      ==============                =============



                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses            $        2,275                        2,709
     Deferred service revenue                                     45                           --
                                                      --------------                -------------
Total current liabilities                                      2,320                        2,709

Capital lease obligation                                          64                          112

Convertible, redeemable preferred stock                       11,781                           --

Stockholders' equity:
     Common stock                                                247                          243
     Additional paid-in capital                              127,688                      115,704
     Unearned compensation                                      (524)                      (1,151)
     Accumulated deficit                                    (121,130)                     (97,484)
                                                      --------------                -------------
        Total stockholders' equity                             6,281                       17,312
                                                      --------------                -------------

     Total Liabilities and Stockholders' Equity       $       20,446                       20,133
                                                      ==============                =============